                                                               EXHIBIT 23.2

                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                        -----------------------------------------


The Board of Directors
Bank of Burlington:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





                                              KPMG PEAT MARWICK LLP




Milwaukee, Wisconsin
November 18, 1994.


PMK-Burlington KPMG Consent
BOB-KPMG.PMK
11/18/94